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                                                                    Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated February 14, 1997 on the consolidated financial statements of United Cities Gas Company, Inc. and subsidiaries included in Atmos Energy Corporation's Form 10-K for the fiscal year ended September 30, 1997.



                                                             ARTHUR ANDERSEN LLP

Nashville, Tennessee
December 19, 1997